UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Greenway Plaza, Suite 1800Q, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

(713) 730-7026
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 30, 2026, the Board of Directors of Barnwell Industries, Inc. (the “Company”) approved the termination of the Barnwell Industries, Inc. Employees’ Pension Plan (the “Plan”), effective on or about November 30, 2026, and amendments to the Plan to provide for the distribution of all benefits through the purchase of irrevocable commitments from one or more annuity providers. Following satisfaction of all Plan benefit liabilities, the Company expects that the Plan’s remaining surplus assets will revert to the Company, subject to applicable law.

A copy of the Company’s press release announcing the termination of the Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing of the termination of the Plan and the expected reversion of surplus Plan assets to the Company. These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including changes in interest rates, annuity pricing, Plan asset performance, regulatory review, and applicable tax requirements. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 7.01	Regulation FD Disclosure.

On October 5, 2026, the Company issued a press release announcing the termination of the Plan. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including the press release attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2026

BARNWELL INDUSTRIES, INC.

By:	/s/ Philip F. Patman, Jr.
	Name:	Philip F. Patman, Jr.
	Title:	Chief Financial Officer and Treasurer